UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 11, 2004
                _________________________________________________
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


            Nevada                      0-14306                84-0928627
  ____________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            ________________________________________________________
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ______________________________________________________
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             SECTION 8 OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

Brunetti DEC, LLC Operational Status

On October 11, 2004, Intercell International Corporation, ("the Registrant"), took action to discontinue the operations of its wholly owned subsidiary, Brunetti DEC, LLC ("Brunetti DEC"), due to the inability of Brunetti DEC to obtain financing in order to support operations. At this time, management of the Registrant is assessing the financial feasibility of the operations of Brunetti DEC and its business model.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 14, 2004                  INTERCELL INTERNATIONAL
                                               CORPORATION




                                         /s/ Paul H. Metzinger
                                         ---------------------------------------
                                         Paul H. Metzinger,
                                         President & Chief Executive Officer


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